EXECUTIVE ADVANTAGE(SM)

                          GROUP VARIABLE UNIVERSAL LIFE

                                    issued by

                           AIG LIFE INSURANCE COMPANY

                                   through its

                               VARIABLE ACCOUNT II

     Supplement dated January 15, 2002 to the prospectus dated May 1, 2001.

This supplement serves as notification of the pending termination of two funds that are currently available under this policy. Please read this supplement carefully and keep it with your prospectus for future reference.

Termination of the CORE(SM) Large Cap Growth Fund and the Global Income Fund of the Goldman Sachs Variable Insurance Trust

We have been notified by Goldman Sachs Asset Management that the following two funds of the Goldman Sachs Variable Insurance Trust will close on May 1, 2002:

o     CORE(SM) Large Cap Growth Fund
o     Global Income Fund

We are no longer accepting any premium allocations or transfers into these two funds. Please review your prospectus for information about the other investment options available under this policy.